American Century World Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

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GLOBAL GROWTH FUND

Supplement dated July 1, 2008 * Prospectus dated April 1, 2008

THE  FOLLOWING  REPLACES  THE FUND  MANAGEMENT  TEAM  SECTION  ON PAGE 13 OF THE
PROSPECTUS.

THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

KEITH CREVELING

Mr. Creveling, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since November 2005. He joined American Century in October 1999 and became a portfolio manager in April 2002. He has a bachelor's degree in accounting from Drexel University and an MBA from the Stern
School of Business, New York University. He is a CFA charterholder.

BRENT PUFF

Mr. Puff, Portfolio Manager, has been a member of the team that manages the fund since joining American Century in September 2001 as an investment analyst. He became a portfolio manager in February 2008. He has a bachelor's degree in economics from Denison University and an MBA from the Kellogg School of
Management at Northwestern University.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

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